C10 Intangible assets	12 Months Ended
Dec. 31, 2017
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C10 Intangible assets

C10    Intangible assets

Intangible assets 2017

	Capitalized development expenses				Goodwill	IPR1). brands and other intangible assets
		For internal use
	To be marketed	Acquired costs	Internal costs	Total	Total	Total
Cost
Opening balance	18,246	2,213	1,847	22,306	43,405	57,340
Acquisitions/capitalization	1,340	—	104	1,444	—	336
Balances regarding acquired/divested businesses2)	—	—	—	—	–122	101
Sales/disposals	—	—	–1,019	–1,019	—	–152
Translation difference	—	—	—	—	–2,484	–1,693

Closing balance	19,586	2,213	932	22,731	40,799	55,932
Accumulated amortization
Opening balance	–8,243	–2,158	–1,614	–12,015	—	–44,262
Amortization	–2,586	—	–95	–2,681	—	–1,667
Sales/disposals	—	—	1,019	1,019	—	152
Reclassification	–101	—	101	—	—	—
Translation difference	—	—	—	—	—	1,343

Closing balance	–10,930	–2,158	–589	–13,677	—	–44,434
Accumulated impairment losses
Opening balance	–2,123	–55	–37	–2,215	–18	–5,331
Impairment losses	–2,058	—	–187	–2,245	–12,966	–2,019

Closing balance	–4,181	–55	–224	–4,460	–12,984	–7,350

Net carrying value	4,475	—	119	4,593	27,815	4,148

1)	Intellectual property rights.
2)	For more information on acquired/divested businesses, see Note C26, “Business combinations.”

Intangible assets 2016

	Capitalized development expenses				Goodwill	IPR1), brands and other intangible assets
		For internal use
	To be marketed	Acquired costs	Internal costs	Total	Total	Total
Cost
Opening balance	15,307	2,213	1,697	19,217	41,105	55,895
Acquisitions/capitalization	4,333	—	150	4,483	—	15
Balances regarding acquired/divested businesses 2)	—	—	—	—	585	177
Sales/disposals	–1,394	—	—	–1,394	—	–870
Reclassifications	—	—	—	—	–640	640
Translation difference	—	—	—	—	2,355	1,483

Closing balance	18,246	2,213	1,847	22,306	43,405	57,340
Accumulated amortization
Opening balance	–7,995	–2,158	–1,441	–11,594	—	–41,248
Amortization	–1,642	—	–173	–1,815	—	–2,650
Sales/disposals	1,394	—	—	1,394	—	840
Translation difference	—	—	—	—	—	–1,204

Closing balance	–8,243	–2,158	–1,614	–12,015	—	–44,262
Accumulated impairment losses
Opening balance	–2,038	–55	–37	–2,130	–18	–5,331
Impairment losses	–85	—	—	–85	—	—

Closing balance	–2,123	–55	–37	–2,215	–18	–5,331

Net carrying value	7,880	—	196	8,076	43,387	7,747

1)	Intellectual property rights.
2)	For more information on acquired/divested businesses, see Note C26, “Business combinations.”

The total goodwill for the Company is SEK 27.8 (43.4) billion and is allocated to the operating segments Networks, with SEK 24.3 billion, Digital Services, with SEK 2.6 billion and segment Other, with SEK 0.9 billion. Managed Services does not carry goodwill. The impairment testing has been based on the segments that became effective as per October 1, 2017. More information is disclosed in Note C3 “Segment information.”

Write-down during 2017

The impairment write-down of SEK 13.0 billion was triggered by the focused business strategy and the new organizational structure implemented and externally communicated during the year. In Digital Services the strategy was shifted from a services-lead to a product-lead strategy, and actions include accelerating the introduction of the new products, streamlining the services organization and tightening the contract scoping as the sales of legacy products and related services decline in 2017. For the Media Business strategic opportunities was explored. These changes have significantly impacted the approved business plans and have had a significant impact on the estimated future cash flows used for calculating the recoverable amounts.

The following write-downs of goodwill have been made: Segment Digital Services of SEK 6.9 billion and segment Other SEK 6.1 billion (of which SEK 6.0 billion relates to Media Solutions). These amounts are reported on line item Other operating income and expenses.

In addition to goodwill, the following write-downs of intangibles and capitalized development expenses have been made: Segment Networks SEK 0.4 billion related to technologies that are no longer planned to be used, segment Digital Services SEK 1.8 billion related to intangibles, of which Sunrise technology SEK 0.5 billion and capitalized development expenses following from the focused business strategy, segment Other SEK 2.0 billion related to the changed strategy for the Media Solutions and Red Bee Media businesses, of which intangibles for Red Bee SEK 0.8 billion. These amounts are reported on line items Research and development expenses SEK 2.6 billion and Selling and administrative expenses SEK 1.6 billion.

Impairment write-down by Segment 2017

SEK billion	Networks	Digital Services	Other		Total
Goodwill	—	6.9	6.1	1)	13.0
Intangible assets	0.1	0.9	1.0		2.0
Capitalized development expenses	0.3	0.9	1.0		2.2

Total write-down	0.4	8.7	8.1		17.2

1)	Of which Media Solutions SEK 6.0 billion and Red Bee Media SEK 0.1 billion.

Goodwill allocation

The goodwill in 2016 was tested for the segments Networks, IT & Cloud and Media. There was no impairment indication in the segment structure at the end of the third quarter 2017. In the fourth quarter of 2017, goodwill was reallocated to the new segments Networks, Digital Services and Other. For the allocation a relative value approach was considered but was not used, since the new segments are from an acquisition point of view essentially the same as the previous segments Networks, IT & Cloud and Media. Instead the goodwill values for the previous Networks segment was allocated to the current Networks segment, the values for the previous IT & Cloud segment was allocated to the current segment Digital Services and the values for the previous Media segment was allocated to three Cash Generating Units (CGU:s), within the current segment Other. The allocation within this segment was made using the relative value approach, except for the goodwill related to one acquisition, belonging to Media solutions, where the alternative approach was used. No goodwill was allocated to the current segment Managed Services, which was carved out of the previous Networks and IT & Cloud segments. The reason for not allocating goodwill to this segment is that it has not grown the business by external acquisitions.

Segment Other consists of three CGU:s. This is a result of the change in strategic direction and organization, where various options like partnerships, divestments and continued in-house development have been evaluated for the business operations Media Solutions, Red Bee Media and iconectiv. As a result these business operations now have cash inflows that are largely independent of the cash inflows from other CGU:s.

Impairment tests

Each operating segment is a CGU, except for segment Other which consists of three CGU:s. The goodwill impairment testing is based on five-year business plans for all CGU:s, except for two within segment Other, where fair value less cost of disposal has been used.

Value in use has been applied which, except for two CGU:s, see below, which means that the recoverable amounts for CGU:s are established as the present value of expected future cash flows based on business plans approved by management.

Estimation of future cash flows includes assumptions mainly for the following key financial parameters:

•	Sales growth

•	Development of operating income (based on operating margin or cost of goods sold and operating expenses relative to sales)

•	Development of working capital and capital expenditure requirements.
•	The assumptions regarding industry-specific market drivers and market growth are based on industry sources as input to the projections made within the Company for the development 2017–2023 for key industry parameters:

•	By 2023, less than 35 years after the introduction of digital mobile technology, it’s predicted that there will be 9.1 billion mobile subscriptions.

•	The number of mobile subscriptions is estimated to grow from around 7.8 billion by the end of 2017 to around 9.1 billion by the end of 2023. Out of all mobile subscriptions, 7.3 billion will be associated with a smartphone. The number of 5G subscriptions is forecasted to reach 1 billion by the end of 2023.

•	By 2023, over 30 billion connected devices are forecasted, of which around 20 billion will be related to the IoT. Connected IoT devices include connected cars, machines, meters, sensors, point-of-sale terminals, consumer electronics and wearables.

•	Mobile data traffic volume is estimated to increase by around eight times in the period 2017–2023. The mobile traffic is driven by smartphone users and video traffic. Smartphone traffic will grow by around nine times, and mobile video traffic is forecast to grow by around 50% annually through 2023 to account for approximately 75% of all mobile data traffic.

The assumptions are also based upon information gathered in the Company’s long-term strategy process, including assessments of new technology, the Company’s competitive position and new types of business and customers, driven by the continued integration of telecom, data, and media industries.

For the value in use method the impairment testing is based on specific estimates for the first five years and with a reduction of nominal annual growth rate to an average GDP growth of 1% (1%) per year thereafter. An after-tax discount rate of 8.5% (8.0%) has been applied for the discounting of projected after-tax cash flows. The same rate has been applied for all CGU:s, since there is a high degree of integration between them.

During the year various options including divestments have been evaluated for the two CGU:s Media Solutions and Red Bee Media. As a result of this indicative market bids became available and therefore the fair value less cost of disposal method was used for these two CGU:s. The indicative market bids have been classified as level 3 in the fair value hierarchy. There are no remaining goodwill values for these units.

In addition, when a reasonably higher discount rate of 11.0% has been applied in the impairment tests, headroom for the CGU:s Networks and iconectiv is still positive. For segment Digital Services the remaining goodwill value after the 2017 write-down is SEK 2.6 billion and the remaining value of intangible assets is SEK 2.0 billion. If the discount rate in the impairment test would have been increased by two percentage points to 10.5%, all goodwill and intangible assets for this segment would have had to be written down.

The Company’s discounting is based on after-tax future cash flows and after-tax discount rates. This discounting is not materially different from a discounting based on before-tax future cash flows and before-tax discount rates, as required by IFRS. In Note C1, “Significant accounting policies,” and Note C2, “Critical accounting estimates and judgments,” further disclosures are given regarding goodwill impairment testing. The assumptions for 2016 are disclosed in Note C10, “Intangible assets” in the Annual Report of 2016.